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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) AUGUST 24, 2007
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                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

          NEVADA                     001-16699                    75-2590292
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (323) 582-9977
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignation of Director, Chief Financial Officer and Chief Operating Officer


      On August 24, 2007, Overhill Farms Inc.'s (the "Company's") Chief Financial Officer and Chief Operating Officer and Senior Vice President, John L. Steinbrun, submitted his resignation from those positions effective September 6, 2007. On August 30, 2007, Mr. Steinbrun submitted his resignation from the Company's board of directors, effective August 30, 2007. Mr. Steinbrun's resignation was not the result of any disagreement between Overhill Farms and Mr. Steinbrun on any matter relating to Overhill Farms operations, policies or practices.

      The Company has not yet determined whether it will eventually fill the board vacancy resulting from Mr. Steinbrun's departure or will instead reduce the size of its board of directors.

Appointment of Chief Financial Officer

      On August 30, 2007, Overhill Farms appointed Tracy E. Quinn, its Interim Chief Financial Officer, effective September 6, 2007. Ms. Quinn will report directly to James Rudis, Overhill Farms' Chairman President and Chief Executive Officer.

      Ms. Quinn, age 52, filled various senior-level finance and operating positions for the H.J. Heinz Company, prior to taking early retirement in 2005 after 21 years with the company. At Heinz she served as Corporate Controller and Chief Accounting Officer; Vice President-Finance with its Frozen Foods division; Vice President-Strategy Development at the corporate level; Managing Director of its infant foods business unit; and CFO or CEO of various Heinz international operations.

      Ms. Quinn, who will assist the Company in its search for a new Chief Financial Officer, began her career with what is now PriceWaterhouseCoopers.

      A copy of Ms. Quinn's employment arrangement with the Company is attached as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Shell Company Transaction.

            Not applicable.

      (d)   Exhibits.

            Number       Description
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            10.1         Description of Employment Arrangement between Overhill
                         Farms, Inc. and Tracy E. Quinn




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 30, 2007                     OVERHILL FARMS, INC.

                                           By: /s/ James Rudis
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                                               James Rudis,
                                               Chairman, President and
                                               Chief Executive Officer